Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets

9. Goodwill and Intangible Assets

GOODWILL	Total	Passive Safety Segment	Electronics Segment
Carrying amount December 31, 2013	$1,610.1	$1,602.3	$7.8
Translation differences	(16.1)	(16.1)	—
Carrying amount December 31, 2014	$1,594.0	$1,586.2	$7.8
Allocation of goodwill due to change in segment reporting as of January 1, 2015	—	(185.7)	185.7
Carrying amount January 1, 2015	$1,594.0	$1,400.5	$193.5
Acquisition	84.5	—	84.5
Translation differences	(12.2)	(12.2)	—

Carrying amount at end of year	$1,666.3	$1,388.3	$278.0

The Company changed its segment reporting effective as of January 1, 2015. Goodwill in the former operating segment Passive Safety Systems has been re-allocated from Passive Safety to Electronics relating to the transfer of Passive Safety Electronics, as shown in the table above. The allocation was made based on the relative fair values determined using a discounted cash flow method.

The goodwill recognized in 2015 of $84.5 million is related to the M/A-COM acquisition (see Note 2).

AMORTIZABLE INTANGIBLES	2015	2014
Gross carrying amount	$484.9	$394.6
Accumulated amortization	(356.9)	(327.4)

Carrying value	$128.0	$67.2

No significant impairments were recognized during 2015, 2014 or 2013.

At December 31, 2015 intangible assets subject to amortization mainly relate to acquired technology and contractual relationships. Of the carrying value of $128 million at December 31, 2015, $83 million was related to the technology asset category and $32 million was related to the contractual relationships asset category. Of the carrying value of $67 million at December 31, 2014, the majority related to acquired technology. Amortization expense related to intangible assets was $19.6 million, $16.0 million and $20.4 million in 2015, 2014 and 2013, respectively. Estimated future amortization expense is (in millions): 2016: $30.9; 2017: $25.7; 2018: $25.1; 2019: $22.0 and 2020: $15.8.